Exhibit 99.02

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

FOR IMMEDIATE RELEASE

18 February 2022

RECOMMENDED MERGER
of
AVAST PLC
with

NORTONLIFELOCK INC.

Updated Merger Timetable

On 10 August 2021, the boards of Avast pic (“Avast” or the “Company”) and NortonLifeLock Inc. (“NortonLifeLock”) announced that they had reached agreement on the terms of a recommended merger of Avast with NortonLifeLock, in the form of a recommended offer by Nitro Bidco Limited (“Bidco”), a wholly-owned subsidiary of NortonLifeLock, for the entire issued and to be issued ordinary share capital of the Company (the “Merger”). The Merger is proposed to be effected by means of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act (the “Scheme”), and is subject to the terms and conditions set out in the scheme document that was published on 28 October 2021 (the “Scheme Document”). Save as otherwise defined, capitalised terms in this announcement have the same meanings as set out in the Scheme Document.

In the Scheme Document, the parties stated that they expected the Scheme to become Effective in mid-2022. However, on 4 February 2022, NortonLifeLock and Avast announced a revised timetable for the Merger, including an anticipated Effective Date (subject to the satisfaction or, if applicable, waiver by NortonLifeLock of each of the Regulatory Conditions that had not at that time been satisfied or waived) of 24 February 2022.

All Regulatory Conditions have now been satisfied, other than approval (or the completion of review processes) by the antitrust authority in the United Kingdom (comprising Condition 3.6) and the antitrust authority in Spain (comprising Condition 3.8).

Given the ongoing discussions with the antitrust authority in the United Kingdom (the Competition and Markets Authority) and the antitrust authority in Spain (the CNMC) and the timing of the end of NortonLifeLock’s fiscal year 2022, the last day of which is 1 April 2022, NortonLifeLock has determined that it is appropriate to postpone the closing of the Merger. NortonLifeLock now expects, subject to the satisfaction or, if applicable, waiver by NortonLifeLock of each of the Regulatory Conditions that have not yet been satisfied or waived:

•	the Election Return Time and Election Withdrawal Deadline to be 1.00 p.m. on 1 April 2022;

•	the Court Hearing to take place on 1 April 2022; and

•	the Effective Date to be 4 April 2022.

An updated expected timetable of principal events is set out below. This timetable supersedes in its entirety the expected timetable of principal events contained in the parties’ announcement of 4 February 2022. The dates and times in the timetable are indicative only, are based on Avast’s and NortonLifeLock’s current expectations, and may be subject to changes. These dates and times will depend, among other things, on the date(s) upon which: (i) the Conditions are satisfied or (if capable of waiver) waived; (ii) the Court sanctions the Scheme (which is subject to the availability of the Court); and (iii) the Court Order is delivered to the Registrar of Companies. If any of the expected times and/or dates in this announcement change, the revised times and/or dates will be announced through a Regulatory Information Service.

Expected Timetable of Principal Events

Event	Time and/or date(1)(2)
Election Return Time and Election Withdrawal Deadline	1.00 p.m. on 1 April 2022(3)
Court Hearing to sanction the Scheme	1 April 2022
Last day of dealings in, and registrations of transfers of, and disablement in CREST of, Avast Shares	1 April 2022
Scheme Record Time	6.00 p.m. on 1 April 2022
Suspension of listing of, and dealings in, Avast Shares	7.30 a.m. on 4 April 2022
Effective Date	4 April 2022
De-listing of Avast Shares	By 8.00 a.m. on 5 April 2022
New NortonLifeLock Shares listed and commencement of dealings in the New NortonLifeLock Shares on NASDAQ	By 9.30 a.m. (New York time) on 5 April 2022
New NortonLifeLock Shares registered through DRS (in respect of NortonLifeLock Shares held by former certificated Avast Shareholders)	5 April 2022
NortonLifeLock DIs credited to CREST accounts (in respect of Scheme Shares held in uncertificated form only)	On or soon after 5 April 2022
Announcement by NortonLifeLock of the aggregate consideration to be settled in cash (USD and GBP) and in New NortonLifeLock Shares under the Merger(4)	On or prior to 7 April 2022
Latest date for despatch of statements of entitlement relating to New NortonLifeLock Shares held through DRS (in respect of Scheme Shares held in certificated form only)	By 18 April 2022(5)
Latest date for despatch of cheques in respect of cash consideration and for settlement of cash consideration through CREST or other form of payment	By 18 April 2022(5)
Long Stop Date	31 December 2022(6)

Notes:

(1)	All references in this announcement to times are to London time unless otherwise stated.

(2)	The dates and times shown in the table above are indicative only, are based on Avast’s and NortonLifeLock’s current expectations, and may be subject to changes. These dates and times will depend, among other things, on the date(s) upon which: (i) the Conditions are satisfied or (if capable of waiver) waived; (ii) the Court sanctions the Scheme (which is subject to the availability of the Court); and (iii) the Court Order is delivered to the Registrar of Companies. If any of the expected times and/or dates above change, the revised times and/or dates will be announced through a Regulatory Information Service.

(3)	Each of the Election Return Time and Election Withdrawal Time is 1.00 p.m. on the day of the Court Hearing, being later than the date specified in paragraphs 9(a) and (b) of Appendix 7 to the Code.

(4)	This announcement will include details of the Majority Stock Option Elections and Currency Conversion Elections made by Avast Shareholders, the relevant exchange rate for Currency Conversion Elections, together with the aggregate consideration to be settled in cash (USD and GBP) and in New NortonLifeLock Shares under the Merger (including fractional entitlements).

(5)	Within 14 calendar days of the Effective Date.

(6)	This is the latest date by which the Scheme may become Effective unless NortonLifeLock and Avast agree (and the Panel and, if required, the Court permit) a later date.

Enquiries

NortonLifeLock

Mary Lai, Head of Investor Relations	IR@NortonLifeLock.com

Spring Harris, Head of Global Corporate Communications and PR	Press@NortonLifeLock.com

Evercore (Financial adviser to NortonLifeLock and Bidco)

Naveen Nataraj Edward Banks	+1 (0)212 857 3100 +44 (0)20 7653 6000

Anil Rachwani

Swag Ganguly

Wladimir Wallaert

Sard Verbinnen (Communications adviser to NortonLifeLock)

Charles Chichester	+44 (0)20 7467 1050

John Christiansen	+1 (0)415 618 8750

Jared Levy	+1 (0)212 687 8080

Avast

Kalli Bowyer Anca Timpescu	IR@avast.com
UBS (Financial adviser and Corporate Broker to Avast)	Tel: +44 207 567 8000

Christian Lesueur

Rahul Luthra

Jonathan Rowley

Aadhar Patel

Meera Sheth

J.P. Morgan Cazenove (Financial adviser and Corporate Broker to Avast)	Tel: +44 207 742 4000

Bill Hutchings

James Robinson

James Summer

Jonty Edwards

Finsbury Glover Hering (Communications adviser to Avast)	Avast-LON@fgh.com

Dorothy Burwell	Tel: +44 7733 294 930

Alastair Elwen	Tel: +44 7557 549 325

Kirkland & Ellis LLP and Macfarlanes LLP are retained as (respectively) US and UK legal advisers to NortonLifeLock. White & Case LLP is retained as legal adviser to Avast.

Important notices relating to financial advisors

Evercore Partners International LLP (“Evercore”), which is authorised and regulated by the FCA in the United Kingdom, is acting exclusively as financial adviser to NortonLifeLock and Bidco and no one else in connection with the Merger and will not be responsible to anyone other than NortonLifeLock or Bidco for providing the protections afforded to clients of Evercore nor for providing advice in connection with the matters referred to herein. Neither Evercore nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Evercore in connection with any matter referred to herein or otherwise. Apart from the responsibilities and liabilities, if any, which may be imposed on Evercore by FSMA, or the regulatory regime established thereunder, or under the regulatory regime of any jurisdiction where exclusion of liability under the relevant regulatory regime would be illegal, void or unenforceable, neither Evercore nor any of its affiliates accepts any responsibility or liability whatsoever for the contents of this announcement, and no representation, express or implied, is made by it, or purported to be made on its behalf, in relation to any matter referred to herein, including its accuracy, completeness or verification, or any other statement made or purported to be made by it, or on its behalf, in connection with NortonLifeLock, Bidco or the matters described in this announcement. To the fullest extent permitted by applicable law, Evercore and its affiliates accordingly disclaim all and any responsibility or liability whether arising in tort, contract or otherwise (save as referred to above) which it or they might otherwise have in respect of this announcement or any statement contained herein.

UBS AG London Branch (“UBS”) is authorised and regulated by the Financial Market Supervisory Authority in Switzerland. It is authorised by the PRA and subject to regulation by the FCA and limited regulation by the PRA in the United Kingdom. UBS provided financial and corporate broking advice to Avast and no one else in connection with the process or contents of this announcement. In connection with such matters, UBS will not regard any other person as its client, nor will it be responsible to any other person for providing the protections afforded to its clients or for providing advice in relation to the process, contents of this announcement or any other matter referred to herein.

J.P. Morgan Securities pic, which conducts its UK investment banking business as J.P. Morgan Cazenove, (“J.P. Morgan Cazenove”) and which is authorised in the United Kingdom by the PRA and regulated in the United Kingdom by the PRA and the FCA, is acting exclusively as financial adviser to Avast and no one else in connection with the Merger and will not regard any other person as its client in relation to the Merger and shall not be responsible to anyone other than Avast for providing the protections afforded to clients of J.P. Morgan Cazenove or its affiliates, nor for providing advice in connection with the Merger or any matter or arrangement referred to herein.

No offer or solicitation

This announcement is for information purposes only and is not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this announcement is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the Merger are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act.

The Merger will be implemented solely in accordance with the Scheme Document (or, in the event that the Merger is to be implemented by means of a Takeover Offer, the offer document), which contains the full terms and conditions of the Merger, including details of how to vote in respect of the Scheme. Any voting decision or response in relation to the Merger should be made solely on the basis of the information contained in the Scheme Document, the Forms of Proxy, the Form of Election and the NortonLifeLock Prospectus. This announcement does not constitute a prospectus or a prospectus exempted document.

Overseas shareholders

The release, publication or distribution of this announcement in jurisdictions other than the United Kingdom may be restricted by law and therefore any persons who are subject to the laws of any jurisdiction other than the United Kingdom (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the United Kingdom or who are subject to the laws of another jurisdiction to vote their Avast Shares in respect of the Scheme at the Meetings, or to execute and deliver the Forms of Proxy (appointing another to vote at the Meetings on their behalf) or the Form of Election, maybe affected by the laws of the relevant jurisdictions in which they are located or to which they are subject. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction.

Copies of this announcement and any formal documentation relating to the Merger are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction, including any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of acceptance of the Merger.

If the Merger is implemented by way of a Takeover Offer (unless otherwise permitted by applicable law and regulation), the Takeover Offer may not be made, directly or indirectly, in or into or by use of the mails or any other means or instrumentality (including facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of, any Restricted Jurisdiction and the Merger will not be capable of acceptance by any such use, means, instrumentality or facilities or from within any Restricted Jurisdiction.

Further details in relation to Avast Shareholders in overseas jurisdictions are contained in the Scheme Document.

Notice to U.S. investors in Avast

The Merger relates to the shares of an English company and is being made by means of a scheme of arrangement under Part 26 of the Companies Act. A scheme of arrangement is not subject to the tender offer rules or the proxy solicitation rules under the U.S. Exchange Act and other requirements of U.S. law. Accordingly, the Merger is subject to the disclosure requirements and practices applicable to a scheme of arrangement involving a target company in England listed on the London Stock Exchange, which differ from the disclosure requirements of U.S. tender offer and proxy solicitation rules. If, in the future, Bidco exercises its right to implement the Merger by way of a Takeover Offer and determines to extend the Takeover Offer into the U.S., the Merger will be made in compliance with applicable U.S. laws and regulations.

The New Norton Life Lock Shares to be issued pursuant to the Merger have not been registered under the U.S. Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act. The New Norton Life Lock Shares to be issued pursuant to the Merger will be issued pursuant to the exemption from registration provided by Section 3(a)(10) under the U.S. Securities Act. If, in the future, Bidco exercises its right to implement the Merger by way of a Takeover Offer or otherwise in a manner that is not exempt from the registration requirements of the U.S. Securities Act, it will file a registration statement with the SEC that will contain a prospectus with respect to the issuance of New Norton Life Lock Shares. In this event, Avast Shareholders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information, and such documents will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to NortonLifeLock’s Investor Relations team identified above.

New Norton Life Lock Shares issued to persons other than “affiliates” of Norton Life Lock (defined as certain control persons, within the meaning of Rule 144 under the U.S. Securities Act) will be freely transferable under US law after the Merger. Persons (whether or not US persons) who are or will be “affiliates” of Norton Life Lock within 90 days prior to, or of the Combined Company after, the Effective Date will be subject to certain transfer restrictions relating to the New Norton Life Lock Shares under US law.

Neither the SEC nor any U.S. state securities commission has approved or disapproved of the New NortonLifeLock Shares to be issued in connection with the Merger, or determined if this announcement is accurate or complete. Any representation to the contrary is a criminal offence in the United States.

Financial information relating to Avast included in the Scheme Document has been prepared in accordance with accounting standards applicable in the United Kingdom and may not be comparable to financial information of U.S. companies or companies whose financial statements are prepared in accordance with U.S. GAAP. U.S. GAAP differs in certain significant respects from accounting standards applicable in the United Kingdom.

Avast is incorporated under the laws of England and Wales. In addition, some of its officers and directors reside outside the United States, and some or all of its assets are or may be located in jurisdictions outside the United States. Therefore, investors may have difficulty effecting service of process within the United States upon those persons or recovering against Avast or its officers or directors on judgments of United States federal, state or district courts, including judgments based upon the civil liability provisions of the U.S. federal securities laws. It may not be possible to sue Avast or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.

Forward-looking statements

This announcement contains certain forward-looking statements with respect to the Norton Life Lock Group and the Avast Group. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “aim”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (I) future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects, (ii) business and management strategies and the expansion and growth of the operations of the Norton Life Lock Group or the Avast Group, (Hi) the effects of government regulation on the business of the NortonLifeLock Group or the Avast Group, (iv) expectation as to timing of future events and (v) satisfaction or waiver of Regulatory Conditions. There are many factors which could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such factors include the possibility that the Merger will not be completed on a timely basis (including the timelines set forth in this announcement) or at all, whether due to the failure to satisfy or waive the conditions of the Merger (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganisation activities, interest rate and currency fluctuations, the inability of the Combined Company to realise successfully any anticipated synergy benefits when (and if) the Merger is implemented, the inability of the Combined Company to integrate successfully (or at all, or on a timely basis) the operations of the NortonLifeLock Group and the Avast Group when (and if) the Merger is implemented and the Combined Company incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the Merger and/or integration when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of NortonLifeLock’s most recent reports on Form 10-K and Form 10-Q, the NortonLifeLock Proxy Statement and the NortonLifeLock Prospectus, the contents of which are not incorporated by reference into, nor do they form part of, this announcement.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement. All subsequent oral or written forward-looking statements attributable to the NortonLifeLock Group or the Avast Group or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. None of NortonLifeLock, Bidco or Avast undertake any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

No profit forecasts or estimates

No statement in this announcement is intended as, or is to be construed as, a profit forecast or estimate for any period and no statement in this announcement should be interpreted to mean that earnings or earnings per ordinary share, for Norton Life Lock or Avast, respectively for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per ordinary share for NortonLifeLock or Avast, respectively.

Publication on website

A copy of this announcement will be made available (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on Avast’s website (at https://investors.avast.com/) and on NortonLifeLock’s website (at https://investor.nortonlifelock.com/) by no later than 12 noon London time on the business day following the date of this announcement. Neither the contents of these websites nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this announcement.

Information relating to Avast Shareholders

Please be aware that addresses, electronic addresses and certain other information provided by Avast Shareholders, persons with information rights and other relevant persons for the receipt of communications from Avast may be provided to Bidco during the Offer Period as required under Section 4 of Appendix 4 of the Code to comply with Rule 2.11(c) of the Code.

Important Information

If you are in any doubt about the contents of this announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial advisor duly authorised under the Financial Services and Markets Act 2000 (as amended) if you are a resident in the United Kingdom or, if not, from another appropriately authorised independent financial advisor.

Dealing and opening position disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in one per cent or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the Offer Period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (I) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th Business Day (as defined in the Code) following the commencement of the Offer Period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th Business Day (as defined in the Code) following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in one per cent or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (I) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the Business Day (as defined in the Code) following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at http://www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure ora Dealing Disclosure.